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                                                                      EXHIBIT 23


                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-80537 and 333-88183) pertaining to Dave & Buster's Inc. 1995 Stock Option Plan and Employee 401(k) Savings Plan of our report dated March 21, 2002 with respect to the consolidated financial statements of Dave & Buster's, Inc. included in this Annual Report (Form 10-K/A) for the year ended February 3, 2002.


                                                           /s/ ERNST & YOUNG LLP


Dallas, Texas
June 13, 2002
REPORT OF INDEPENDENT AUDITORS